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GOODHAVEN FUND
(A Series of The GoodHaven Funds Trust)
(Symbol: GOODX)
SUPPLEMENT DATED OCTOBER 14, 2026 TO THE PROSPECTUS AND STATEMENT OF INFORMATION,
EACH DATED MARCH 30, 2026
This supplement provides new and additional information beyond that contained in, and should be read in conjunction with, the Prospectus and Statement of Additional Information. Capitalized terms used without definition below have the meanings given to them in the Prospectus and Statement of Additional Information, as applicable.
The following is added to the end of the section entitled “SHAREHOLDER INFORMATION” beginning on page 13 of the Prospectus:
ReFlow Liquidity Program. The Fund may participate in the ReFlow liquidity program as described in the SAI, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. The Fund may meet redemption requests in-kind under the ReFlow liquidity program. There is no assurance that ReFlow will have sufficient funds available to meet the Fund’s liquidity needs on a particular day. Investments in the Fund by ReFlow in connection with the ReFlow liquidity program are not subject to the excessive trading limitations described under “TOOLS TO COMBAT FREQUENT TRANSACTIONS.”
The following is added to the end of the section entitled “ADDITIONAL PURCHASE AND REDEMPTION
INFORMATION” beginning on page 33 of the Statement of Additional Information:
ReFlow Liquidity Program.  The Fund may participate in the ReFlow Fund, LLC (“ReFlow”) liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. A mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money (all of which impose certain costs on the fund) to meet net shareholder redemption requests. Pursuant to the liquidity program, ReFlow provides participating mutual funds with another source of cash to meet net shareholder redemptions by standing ready to purchase shares of a fund equal to the amount of the fund’s net redemptions on a given day. In return for this service, the Fund will pay a fee to ReFlow each time it purchases shares of the Fund, at a rate determined by a daily “auction” with other participating mutual funds seeking liquidity that day. The current minimum fee rate (which is subject to change) is 0.14% of the value of the fund shares purchased by ReFlow, although the Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareholders. The costs to the Fund for participating in the ReFlow liquidity program are expected to be influenced by and comparable to the costs of other sources of liquidity, such as the costs of selling portfolio securities to meet redemptions. The Fund is not guaranteed to receive cash from ReFlow on any given day as allocation of ReFlow’s cash is based on the results of ReFlow’s automated daily auction process among participating mutual funds.
ReFlow’s purchases of Fund shares through the liquidity program are made on an investment-blind basis without regard to the Fund’s objective, policies, or anticipated performance. In accordance with federal securities laws,
ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of the Fund. While ReFlow holds Fund shares, it will have the same rights and privileges with respect to those shares as any other shareowner.
ReFlow will periodically redeem its entire share position in the Fund and may request that such redemption be met in kind in accordance with the Fund’s in-kind redemption policies.
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ReFlow’s investments in the Fund in connection with the ReFlow liquidity program are not subject to: (i) any minimum initial and subsequent investment limits; (ii) the Fund’s excessive trading limitations described in the
“TOOLS TO COMBAT FREQUENT TRANSACTIONS” section in the Prospectus; or (iii) the requirement described above that states the Fund will pay in cash all redemptions by a shareholder of record up to amounts specified by SEC Rule 18f-1 (in excess of the lesser of (1) $250,000 or (2) 1% of the Fund’s assets).
Please retain this Supplement with your Prospectus and Statement of Additional Information, each dated March 30,
2026 for future reference. These documents are available upon request and without charge by calling the Fund at
1-855-OK-GOODX or 1-855-654-6639.